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                                                                   Exhibit 99.02

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                             OF CERIDIAN CORPORATION
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the Ceridian Corporation Savings and Investment Plan (the "Plan") on Form 11-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald L. Turner, Chairman, President and Chief Executive Officer of Ceridian Corporation, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Plan.

                            /s/ Ronald L. Turner

                            Ronald L. Turner
                            Chairman, President and Chief Executive Officer June 27, 2003

In connection with the Annual Report of the Ceridian Corporation Savings and Investment Plan (the "Plan") on Form 11-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John R. Eickhoff, Executive Vice President and Chief Financial Officer of Ceridian Corporation, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Plan.

                            /s/ John R. Eickhoff

                            John R. Eickhoff
                            Executive Vice President and Chief Financial Officer June 27, 2003

A signed original of this written statement required by Section 906 has been provided to Ceridian Corporation and will be retained by Ceridian Corporation and furnished to the Securities and Exchange Commission or its staff upon request.